1900 K Street, N.W. Washington, DC 20006 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com william j. tuttle william.tuttle@dechert.com +1 202 261 3352 Direct +1 202 261 3009 Fax

July 14, 2017

VIA EDGAR

United States Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Fifth Street Finance Corp.
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

Fifth Street Finance Corp., a Delaware corporation (the “Company”), has today filed with the Securities and Exchange Commission a preliminary proxy statement on Schedule 14A soliciting stockholder approval of:

(i)	a new investment advisory agreement between the Company and Oaktree Capital Management, L.P. (the “New Investment Advisory Agreement”) that will replace the current investment advisory agreement between the Company and Fifth Street Management LLC in connection with the closing of the transactions contemplated by the Purchase Agreement (as defined in the proxy statement); and

(ii)	the election of five directors nominated by the Board and named in the proxy statement, each of whom will serve for the terms specified in the proxy statement. The proposal to elect the director nominees is contingent upon both the approval of the New Investment Advisory Agreement by the stockholders of the Company and the closing of the transactions contemplated by the Purchase Agreement.

If you have any questions, please feel free to contact the undersigned by telephone at 202.261.3352 (or by email at william.tuttle@dechert.com). Thank you for your cooperation and attention to this matter.

Sincerely,

/s/ William J. Tuttle

William J. Tuttle